Exhibit 10.1

AMENDMENT NO. 3

to

EMPLOYMENT AGREEMENT

dated May 20, 2008

by and between

AXIS Specialty Limited (the “Company”)

and

John R. Charman (the “Executive”)

WHEREAS, the Company and the Executive entered into an amended and restated employment agreement dated as of December 15, 2003 (the “Agreement”);

WHEREAS, the Company and the Executive entered into Amendment No. 1 to the Agreement as of October 23, 2007 (“Amendment No. 1”);

WHEREAS, the Company and the Executive entered into Amendment No. 2 to the Agreement as of February 19, 2008 (“Amendment No. 2”);

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Executive have determined that it is in the best interests of the Company and its shareholders to make certain revisions to the Agreement in order to provide for a 12-month notice period prior to voluntary termination of the Agreement by Executive and to revise the noncompetition provisions therein;

NOW, THEREFORE, the Agreement is hereby amended, effective as of May 20, 2008 as follows:

1.	Section 8(e) of the Agreement is hereby modified by inserting the phrase “twelve (12) months” before the words “prior written notice” in the first sentence thereof.

2.	Section 8(h) of the Agreement is hereby modified by inserting the phrase “twelve (12) months and” before the words “30 days” in the clause (ii) thereof.

3.	Section 9(a) of the Agreement is hereby modified by deleting the words “or Bermuda” and inserting the phrase “, Bermuda or any other geographic region in which the Company or its affiliates conduct business” in place thereof.

4.	Section 9(a) and Section 9(b) of the Agreement are hereby modified by deleting the words “[f]or a period of 12 months after termination of his employment hereunder” and inserting the phrase “[f]or a period of 24 months after the date of the expiration of the notice period set forth in Section 8(e) hereof” in place thereof.

5.	Except as set forth herein, all other terms and conditions of the Agreement (as previously amended) shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AXIS Specialty Limited

By:	/s/ Michael A. Butt
Name:	Michael A. Butt
Title:	Chairman

Executive

/s/ John R. Charman
John R. Charman